Tax situation	12 Months Ended
Dec. 31, 2022
Tax situation
Tax situation

19.   Tax situation

(a)	Current tax regime -

The Company and its Peruvian subsidiaries are subject to the Peruvian tax regime. By means of Law N° 1261 enacted on December 10, 2016, the Peruvian government introduced certain amendments to the Income Tax Law, effective January 1, 2017. The most relevant are listed below:

-	A corporate income tax rate of 29.5% is set.
-

A tax of 5% of the income tax is established to the dividends or any other form of distribution of profits. The rate applicable to dividends will be considered taking into account the year in which the results or profits that form part of the distribution has been obtained. The rate will be considered according to the following: 4.1% with respect to the results obtained until December 31, 2014; 6.8% with respect to the results obtained during the years 2015 and 2016; and 5% with respect to the results obtained from January 1, 2017.

-	It has been established that the distribution of dividends to be made corresponds to the oldest retained earnings.

In July 2018, Law No. 30823 was published. Under this Law, the Congress delegated to the Executive Power the power to legislate on various issues, including tax and financial matters. In this sense, the main tax regulations issued are the following:

(i)

The Tax Code was modified in order to provide greater guarantees to taxpayers in the application of the general anti-avoidance rule (Rule XVI of the Preliminary Title of the Tax Code); as well as to provide the Tax Administration with tools for its effective implementation.

(ii)

Rules were established for the accrual of income and expenses for tax purposes as of January 1, 2019. Until 2018, there was no regulatory definition of this concept, so in many cases the accounting standards were used for its interpretation.

(iii)

Through Legislative Decree No. 1424 published on September 13, 2018, modifications were introduced in the Income Tax Law on the limit on the deduction for interest expenses. Since 2021, net interest expenses will not be deductible in the part that exceeds 30% of the tax EBITDA of the previous fiscal year. It has been established that the amount of interest expenses that exceeds the amount of interest income, computable to determine net income, is considered net interest. Likewise, tax EBITDA is considered to be net income after compensation for losses plus net interest, depreciation and amortization. The net interest that cannot be deducted due to the application of this limit may be added to that corresponding to the four immediately following fiscal years. On December 30, 2021, the regulations were published through Supreme Decree No. 402-2021 establishing, among other points, that, in cases in which the taxpayer does not obtain net income in the taxable year or having obtained it, the amount of the losses of previous years compensable with that were equal to or greater, the tax EBITDA will be equal to the sum of the net interest, depreciation and amortization deducted in said year.

Through Legislative Decree No. 1488, published on May 10, 2020, a special depreciation regime was established, exceptionally and temporarily, for taxpayers of the General Income Tax Regime, the main aspects of which are the following:

-

As of fiscal year 2021, buildings and constructions acquired in fiscal years 2020 to 2022, will be depreciated applying an annual percentage of 20% until their total depreciation, provided that the following conditions are met:

(i)	Are totally affected by the production of third category taxable income.
(ii)

Construction would have started as of January 1, 2020. For these purposes, the beginning of construction is understood to be the moment when the building license or other document established by the Regulation is obtained and in the case of processing plants and other construction of processing concessions, when the construction authorization is obtained.

(iii)

Until December 31, 2022, the construction has a work progress of at least 80%. In the case of constructions that have not been completed until December 31, 2022, it is presumed that the work in progress to that date is less than 80%, unless the taxpayer proves otherwise. It is understood that the construction has been completed when the approval of the work or other document established by the Regulation has been obtained from the municipality and in the case of processing plants when the administrative act that approves the verification inspection of the construction of works has been obtained.

-

As of fiscal year 2021, assets acquired in fiscal years 2020 to 2021, affected by the production of taxable income, will be depreciated by applying the following annual percentages until they are fully depreciated:

-	Data processing equipment: 50%
-	Machinery and equipment: 20%
-	Land transport vehicle (except railways) with EURO IV, Tier II and EPA 2007 technology, used by authorized companies: 33.3%
-	Hybrid or electric land transport vehicle (except railways): 50%.

On December 27, 2021, Law 31380 was published in which Congress delegates to the Executive Branch the power to legislate for a period of 90 days on tax, financial and economic reactivation matters for a period of 90 calendar days.

(i)

Changes were made to the Tax Code in order to optimize the procedures that reduce litigation, demanding clarity in the petitions for challenging appeals, establishing new assumptions for the issuance of mandatory jurisprudence and avoiding the coexistence of procedures on the same matter with respect to the same taxpayer, among others.

(ii)

It is provided that the default interest corresponding to advances and payments on account not paid on time is applicable even when, after the maturity or determination of the main obligation, the base of the payment on account or the applicable coefficient has been modified or the system used for its determination, as a result of a tax declaration.

On March 31, 2020, Superintendence Resolution 066-2020/SUNAT was published, establishing new default interest rates in force as of April 1, 2020. Thus, the default interest rate in national currency went from 1.2% to 1% and in the case of foreign currency it went from 0.6% to 0.5%. Likewise, the interest rates for the return of undue or excessive payments in national currency went from 0.50% to 0.42%, while in foreign currency it went from 0.30% to 0.25%. In the case of the interest for return for withholding and/or perceptions not applied to the Value Added Tax (Impuesto General a las Ventas or IGV), it went from 1.2% to 1%.

Subsequently, on March 31, 2021, Superintendence Resolution 044-2021/SUNAT was published, establishing that the default interest rate in national currency goes from 1.0% to 0.9% per month, effective as of April 1, 2021. The other rates have not changed.

(b)	Years open to tax review -

During the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Group. The Income Tax and Value Added Tax (VAT) returns for the following years are open to review by the Tax Authorities:

Years open to review by the
Entity	Tax Authorities

Compañía de Minas Buenaventura S.A.A.	2018-2022
Compañía Minera Condesa S.A.	2017-2019,2021,2022
Compañía Minera Colquirrumi S.A.	2017-2022
Consorcio Energético de Huancavelica S.A.	2017-2022
Contacto Corredores de Seguros S.A.	2016-2022
El Molle Verde S.A.C.	2017-2022
Empresa de Generación Huanza S.A.	2017-2022
Inversiones Colquijirca S.A.	2017-2022
Minera La Zanja S.R.L.	2019-2022
Sociedad Minera El Brocal S.A.A.	2017-2022
S.M.R.L. Chaupiloma Dos de Cajamarca	2017-2022
Procesadora Industrial Río Seco S. A.	2017-2019,2021,2022
Apu Coropuna S.R.L.	2017-2022
Cerro Hablador S. A. C.	2017-2022
Minera Azola S. R. L.	2017-2022

As of the date of issuance of these consolidated financial statements, Buenaventura is being audited by the Tax Administration for income tax for the taxable year of 2018, for the year 2017 of the subsidiary Consorcio Energético de Huancavelica S.A., and Huanza for the year 2020. In adittion, Tax Administration is initiating the Buenaventura audit for the taxable year of 2019 and subsidiaries El Brocal for the taxable year of 2017, and La Zanja and Río Seco for the taxable year of 2021.

Due to the possible interpretations that the Tax Authorities may give to legislation in effect, it is not possible to determine whether any of the tax audits will result in increased liabilities for the Group. For that reason, any tax or surcharge that could arise from future tax audits would be applied to the income of the period in which it is determined.

The open tax process of the Group and its associates are described in note 31(d).

(c)	Tax-loss carryforwards -

As of December 2022 and 2021, the tax-loss carryforward determined by the Group amounts to approximately S/3,281,909,000 and S/3,124,358,000, respectively (equivalent to US$859,781,000 and US$781,480,000 respectively). As permitted by the Income Tax Law, the Group has chosen a system that permits to offset these losses against future net taxable income subject to an annual cap equivalent to 50% of net taxable income.

The Group recognized a deferred income tax asset related to the tax-loss carryforward of those entities where it is probable that a carryforward can be used to offset future taxable profits. See note 31.

(d)	Transfer pricing -
For purposes of determining its income tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. The tax administration can request this information based on analysis of the Group’s operations. The Group’s management and its legal advisers believe that, as a result of the application of these standards, no material contingencies will arise for the Group as of December 31, 2022 and 2021.

Sociedad Minera Cerro Verde S.A.A.
Tax situation
Tax situation

13.   Tax situation

(a)    On February 13, 1998, the Company signed an Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law (the 1998 Stability Agreement). Upon approval of the 1998 Stability Agreement, the Company was subject to the tax, administrative and exchange regulations in force on May 6, 1996, for a period of 15 years, beginning January 1, 1999, and ending December 31, 2013.

On July 17, 2012, the Company signed a new Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law. Upon approval of this stability agreement, the Company became subject to the tax, administrative and exchange regulations in force on July 17, 2012, for a period of 15 years, beginning January 1, 2014, and ending December 31, 2028.

(b)

Under its current 15-year tax stability agreement, the Peruvian income tax rate applicable to the Company is 32%. As of December 31, 2022, the Company has recorded income tax benefits, which it expects to use to offset future income tax provisions or receive as a refund from SUNAT, totaling US$16.6 million (US$9.7 million as of December 31, 2021) (see Note 6 (b)).

For the year ended December 31, 2022, the Company recognized current income tax expense of US$445.1 million (including US$44.2 million for special mining tax, US$44.1 million of mining royalties and US$6.4 million for the SRF), and a deferred income tax expense of US$63.4 million, resulting in a total income tax expense of US$508.5 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2021, the Company recognized current income tax expense of US$704.5 million (including US$74.6 million of mining royalties, US$70.3 million for special mining tax, and US$8.8 million for the SRF), and a deferred income tax expense of US$31.2 million, resulting in a total income tax expense of US$735.7 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2020, the Company recognized current income tax expense of US$210.6 million (including US$17.3 million for special mining, US$14.9 million of mining royalties, and US$2.6 million for the SRF), and a deferred income tax expense of US$26.3 million, resulting in a total income tax expense of US$236.9 million that has been included in the statements of comprehensive income.

(c)   SUNAT has the right to examine, and if necessary, amend the Company’s income tax return for the last four years. The Company’s income tax for the years 2017 through 2021 are open to examination by the tax authorities. To date, SUNAT has concluded its review of the Company’s income tax through the year 2016 and the Company is in the claim and/or appeal process for the years 2003 through 2015.

Due to the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews (including reviews of years pending examination) will result in additional tax liabilities for the Company. If management determines it is more likely than not that additional taxes are payable, these amounts, including any related interest and penalties, will be charged to expense in that period. In management’s and its legal advisors’ opinions, any possible tax settlement is not expected to be material to the financial statements.

(d)   Royalties and special mining taxes –

On June 23, 2004, Law 28528 was approved, which requires the holder of a mineral concession to pay a royalty in return for the exploitation of metallic and non-metallic minerals. The royalty is calculated using rates ranging from 1% to 3% of the value of concentrate or its equivalent according to the international price of the commodity published by the Ministry of Energy and Mines. Prior to January 1, 2014, the Company determined that these royalties were not applicable because it operated under the 1998 Stability Agreement with the Peruvian government. However, beginning January 1, 2014, the Company began paying royalties calculated on operating income with rates between 1% to 12% and a new special mining tax for its entire production base under its current 15-year tax stability agreement, which became effective January 1, 2014. The amount paid for the mining royalty is the greater of a progressive rate of the quarterly operating income or 1% of quarterly sales.

SUNAT assessed mining royalties on materials processed by the Company´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. The Company contested each of these assessments because it considers that its 1998 Stability Agreement exempts from royalties all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as the Company began paying royalties on all of its production in January 2014 under its new 15-year stability agreement.

Since 2017, the Company has recognized the related expense for the royalty and special mining tax assessments for the period December 2006 through the year 2013. Since 2014, the Company has made total payments of S/2.9 billion (US$791.9 million based on the date of payment exchange rate) for the disputed assessments for the period from December 2006 through December 2013 under installment payment programs granted through scheduled monthly installments, which were paid in advance in August 2021.

In February 2020, Freeport filed, on its own behalf and on behalf of the Company, international arbitration proceedings against the Government of Peru under the United States-Peru Trade Promotion Agreement. The hearing on the merits is scheduled to take place in May 2023. In April 2020, Sumitomo filed another international arbitration proceeding against the Government of Peru under the Netherlands-Peru Bilateral Investment Treaty. The hearing on the merits was take place in February 2023.

(e)   Other assessments received from SUNAT -

The Company has also received assessments from SUNAT for additional taxes (other than the mining royalty and special mining tax explained in Note 13(d) above), including penalties and interest. The Company has filed objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

Fiscal Year	Taxes	Penalty and Interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	8,684	39,366	48,050
2006	10,840	51,955	62,795
2007	11,579	22,102	33,681
2008	16,906	16,923	33,829
2009	56,000	51,604	107,604
2010	53,566	125,047	178,613
2011	40,802	66,506	107,308
2012	869	6,917	7,786
2013	48,402	65,849	114,251
2014	5,434	724	6,158
2015	2,986	23,205	26,191
2016	60,041	3,268	63,309
2017	4,815	2,920	7,735

	320,924	476,386	797,310

As of December 31, 2022, the Company has paid US$741.3 million on these disputed tax assessments. A reserve has been applied against these payments totaling US$408.0 million, resulting in a net receivable of which US$333.3 million (US$246.2 million as of December 31, 2021) which the Company believes is collectible and is included in “Other non-financial assets, non-current” (see Note 6(a)) in the statements of financial position for these disputed tax assessments.

(f)   The Company recognizes the effect of temporary differences between the accounting basis for financial reporting purposes and the tax basis. A summary of these differences follows:

	December 31, 2022	December 31, 2021	December 31, 2020
	US$(000)	US$(000)	US$(000)
Deferred Income tax
Assets
Cost of net asset for the construction of the tailing dam	163,975	139,635	125,621
Royalty accrual	178	219	83,570
Provision for remediation and mine closure	25,348	22,620	19,937
Unpaid vacations	10,031	10,078	7,015
Provision for mining taxes	5,200	11,604	6,124
Development costs	37	47	59
Leases	1,867	709	931
Other provisions	10,537	10,381	10,826
	217,173	195,293	254,083
Liabilites

Property, plant and equipment depreciation	557,626	529,124	545,636
Stripping activity asset	80,569	59,673	43,187
Embedded derivatives for price adjustment of copper concentrate and cathode	34,904	3,865	37,862
Valuation of inventories	28,386	24,960	18,479
Debt issuance costs	763	28	412
	702,248	617,650	645,576
Deferred liabilities	485,075	422,357	391,493
Supplementary retirement fund
Deferred liability	5,716	4,965	4,581

Total deferred income tax liability	490,791	427,322	396,074

Reconciliation of the income tax rate -

For the years ended December 31, 2022, 2021 and 2020, the recorded income tax expense differs from the result of applying the legal rate to the Company’s profit before income tax, as detailed below:

	2022	2021	2020
	US$(000)	US$(000)	US$(000)

Profit before income tax	1,433,900	1,927,177	511,470
Income tax rate	32%	32%	32%
Expected income tax expense	458,848	616,697	163,670
Special mining tax and mining royalties	(31,188)	(46,366)	(10,305)
Gain for uncertainty about treatments of income taxes	(19,667)	(14,379)	1,313
Non - deductible expenses	13,608	14,609	16,925
Income tax true – ups	(11,831)	6,345	5,292
Moratorium interest	(741)	1,019	24,652
Income tax rate change effect on deferred taxes for the change in Peruvian tax law once the current Stability Contract expires	1,117	840	(2,750)
Other	3,055	2,830	3,035
Current and deferred income tax	413,201	581,595	201,832
Mining taxes	88,224	144,895	32,203
Supplementary retirement fund	7,122	9,213	2,891

	508,547	735,703	236,926

Effective income tax	35.47%	38.18%	46.32%

Income tax -

The income tax expense for the years ended December 31, 2022, 2021 and 2020, is shown below:

	2022	2021	2020
	US$(000)	US$(000)	US$(000)

Income tax
Current	350,483	550,731	175,870
Deferred	62,718	30,864	25,962
	413,201	581,595	201,832
Mining taxes
Current mining royalty and special mining tax	88,224	144,895	32,203

Supplementary retirement fund
Current	6,371	8,828	2,568
Deferred	751	385	323
	7,122	9,213	2,891

Income tax expense reported in the statements of comprehensive income	508,547	735,703	236,926